UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 26, 2013

GLEACHER & COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-14140

(Commission File Number)

22-2655804

(IRS Employer Identification No.)

1290 Avenue of the Americas

New York, New York

(Address of Principal Executive Offices)

10104

(Zip Code)

(212) 273-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2013, the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s Amended and Restated Bylaws to provide that if the position of Chairman of the Board is vacant, the Board’s Lead Independent Director will have the power to call special meetings of the Board. The summary of the amendment is qualified in its entirety by reference to the full text of the amendment filed as Exhibit 3.1 to this Form 8-K, and which is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

The Company announced the reopening of the director nomination period described in Item 8.01 below in a press release issued on March 26, 2013. The press release is filed herewith as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01              Other Events

On March 20, 2013, the Company received a letter from Clinton Group, Inc., a stockholder of the Company, requesting that the Company reopen the period during which stockholders of the Company may submit proposals for nominations to the Board.  The Company’s bylaws required that stockholders provide advance notice of their intention to nominate directors to the Board by February 23, 2013.  In light of recent developments since that date, together with principles of corporate governance, the Board has agreed to suspend the advance notice bylaw provision deadline for the purpose of allowing proposals  for director nominations, effective immediately, as described herein.  The Company will accept proposals for nominations to the Board, made  in a manner otherwise consistent with the Company’s bylaws, from any stockholder of the Company until 5:00 p.m. EDT on April 8, 2013, after which no further proposals will be accepted.

Item 9.01.             Financial Statements and Exhibits

(d)          Exhibits.

3.1-    Bylaw Amendment of Gleacher & Company, Inc. dated March 26, 2013.

99.1 - Press Release of Gleacher & Company, Inc. dated March 26, 2013.

Important Additional Information

Gleacher & Company, Inc., its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Gleacher stockholders in connection with the matters to be considered at Gleacher’s 2013 Annual Meeting. Gleacher intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Gleacher stockholders. Gleacher STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of Gleacher’s directors and executive officers in Gleacher stock, restricted stock and options is included in their SEC filings on Forms 3, 4 and 5, which can be found at the Company’s website (www.gleacher.com) in the section “Investor Relations-SEC Filings.” More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Gleacher’s 2013 Annual Meeting. Information can also be found in Gleacher’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on March 18, 2013. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Gleacher with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at Gleacher’s website at www.gleacher.com or by writing to Gleacher & Company, Inc. at 1290 Avenue of the Americas, New York, New York 10104.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.

	By:	/s/ Thomas J. Hughes
	Name:	Thomas J. Hughes
	Title:	Chief Executive Officer

Dated: March 26, 2013

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